Federated Hermes Fixed Income Securities, Inc.
Federated Hermes Strategic Income Fund
Federated Hermes Institutional Trust
Federated Hermes Short-Intermediate Total Return Bond Fund
Federated Hermes Investment series Funds, Inc.
Federated Hermes Corporate Bond Fund
Federated Hermes Total Return Series, Inc.
Federated Hermes Total Return Bond Fund

FOR PURPOSES OF THIS SUPPLEMENT, ALL SHARE CLASSES OF THE ABOVE-NAMED FUNDS ARE INCLUDED

SUPPLEMENT TO CURRENT PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION
Effective September 6, 2023, Steven J. Wagner no longer serves as a portfolio manager of the Bank Loan Affiliated Fund. Accordingly, please remove all references to Mr. Wagner. The other members of the management team will continue to manage the Fund.
1. Under the Prospectus section “Who Manages the Fund?” in the sub-section “Portfolio Management Information,” please replace the information for the “Bank Loan Affiliated Fund” with the following, effective September 6, 2023:
“Anthony Venturino
Anthony Venturino, CFA, Portfolio Manager, has been the Bank Loan Affiliated Fund’s portfolio manager since March of 2019.
Mr. Venturino is responsible for day-to-day management of the Bank Loan Affiliated Fund focusing on asset allocation and security selection. He has been with the Adviser or an affiliate since 2005, has worked in investment management since 1998, and has managed investment portfolios since 2019. Education: B.S., University of Dayton; M.B.A., Tepper School of Business, Carnegie Mellon University.”
2. In the Statement of Additional Information section under “Who Manages and Provides Services to the Fund?” in the sub-section “Portfolio Manager Information”, please replace the information for “Bank Loan Affiliated Fund” with the following, effective September 6, 2023:
“The following information is provided as of July 31, 2023.
Anthony A. Venturino, Portfolio Manager
Types of Accounts Managed by Anthony A. Venturino	Total Number of Additional Accounts Managed Total Assets	Additional Accounts/Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	3/$1.1 billion	0/$0
Other Pooled Investment Vehicles	0/$0	0/$0
Other Accounts	0/$0	0/$0
Dollar value range of shares owned in the Fund: None.
Anthony Venturino is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
The Fund will gain exposure to bank loan securities through investments in another fund (the “Bank Loan Core Fund”). Mr. Venturino manages the Bank Loan Core Fund according to its specific investment program. Thus, although Mr. Venturino is not responsible for making investment decisions directly on behalf of the Fund, the bank loan fixed income portion of the Fund’s portfolio may be subject to his management of the Bank Loan Core Fund.

IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Bank Loan Core Fund’s benchmark (i.e., Credit Suisse Leveraged Loan Index) and versus the Bank Loan Core Fund’s designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
As noted above, Mr. Venturino also provides research and analytical support for other accounts in addition to the Bank Loan Core Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts for which Mr. Venturino is responsible when his compensation is calculated may be equal or can vary.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of three IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Bank Loan Core Fund is lesser than or equal to the weighting assigned to certain other accounts and is greater than or equal to the weighting assigned to certain other accounts used to determine IPP (which may be adjusted periodically). Additionally, a portion of Mr. Venturino’s IPP score is based on the performance of the accounts for which he provides research and analytic support. A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
In addition, Mr. Venturino was awarded a grant of restricted Federated Hermes stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated Hermes’ senior management.”
September 6, 2023

Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456228 (9/23)
© 2023 Federated Hermes, Inc.